UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2020

HERITAGE COMMERCE CORP

(Exact name of registrant as specified in its charter)

California	000-23877	77-0469558
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Almaden Boulevard, San Jose, California	95113
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 947-6900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	HTBK	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 21, 2020, Heritage Commerce Corp (the “Company”), held its Virtual Annual Meeting of Shareholders (the “Shareholders Meeting”). There were 59,568,219 shares of common stock entitled to vote at the meeting and a total of 51,060,097 shares (85.72%) were represented at the meeting. At the Shareholders Meeting, the shareholders voted on the following proposals as described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 15, 2020. The proposals voted on and approved by the shareholders at the Shareholders Meeting were as follows:

Proposal 1: Election of Directors

The election of twelve directors, named in the Proxy Statement, to serve as members of the Company’s Board of Directors until the next annual meeting of shareholders. The results are set forth below:

Name	For	Withheld	Broker Non-Votes
Julianne M. Biagini-Komas	44,935,439	407,052	5,717,606
Frank G. Bisceglia	44,487,071	855,420	5,717,606
Bruce H. Cabral	45,149,738	192,753	5,717,606
Jack W. Conner	44,723,091	619,400	5,717,606
Jason DiNapoli	45,067,065	275,426	5,717,606
Steven G. Heitel	44,907,713	434,778	5,717,606
Walter T. Kaczmarek	44,961,750	380,741	5,717,606
Robert T. Moles	44,602,879	739,612	5,717,606
Laura Roden	45,167,542	174,949	5,717,606
Marina Park Sutton	45,016,434	326,057	5,717,606
Ranson W. Webster	44,391,460	951,031	5,717,606
Keith A. Wilton	45,063,475	279,016	5,717,606

Proposal 2: Approval of Amendment to Heritage Commerce Corp 2013 Equity Incentive Plan

The approval of the Amendment to Heritage Commerce Corp 2013 Equity Incentive Plan to increase the number of shares available for issuance from 3,000,000 to 5,000,000. The results are set forth below:

For	Against	Abstentions	Broker Non-Votes
33,415,216	11,546,951	380,324	5,717,606

Proposal 3: Advisory Vote on Executive Compensation

The approval of the compensation of the Company’s named executive officers, as described in the Compensation Discussion and Analysis, the compensation tables, and the related disclosures required by Item 402 of Regulation S-K contained in the Company’s proxy statement. The results are set forth below:

For	Against	Abstentions	Broker Non-Votes
43,139,978	1,703,112	499,401	5,717,606

Proposal 4: Ratification of Independent Registered Public Accounting Firm

The ratification of the selection of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The results are set forth below:

For	Against	Abstentions	Broker Non-Votes
50,787,788	239,316	32,993	0

ITEM 8.01	OTHER EVENTS.

Keith A. Wilton, President and Chief Executive Officer of Heritage Commerce Corp, made a presentation to shareholders at the Virtual Annual Meeting of Shareholders on May 21, 2020.   A copy of the information in the shareholder presentation is included as Exhibit 99.1. This Form 8-K and the information included as exhibits shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Registrant or any of its affiliates. The information in the materials is presented as of March 31, 2020, and the Company does not assume any obligations to update such information in the future.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(D) Exhibits.

99.1 Slide presentation to shareholders at the Virtual Annual Meeting of Shareholders held on May 21, 2020, by the registrant’s President and Chief Executive Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 27, 2020

Heritage Commerce Corp

By: /s/ Lawrence D. McGovern
Name: Lawrence D. McGovern
Executive Vice President and Chief Financial Officer

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